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                                                                    EXHIBIT 18.2
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CALAMOS Family of Funds(R)                                                                                          APPLICATION FORM

CALAMOS FINANCIAL SERVICES                                                                                       -------------------
1111 East Warrenville Road                                                                                       FOR OFFICE USE ONLY
Naperville, Illinois  60563
                                                                                                                 Account #:
                                                                                                                           ---------
                                                                                                                 Account Exec:
                                                                                                                              ------
                                                                                                                 -------------------
(Print or Type)
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1 ACCOUNT REGISTRATION
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TYPE OF ACCOUNT        Choose only one type of account and complete the information requested.

[_]  INDIVIDUAL OR     ------------------------------------------------------------------            |_|_|_|-|_|_|-|_|_|_|_|
     JOINT             Owner's:          First Name       Middle Initial      Last Name              Social Security Number

                       ------------------------------------------------------------------            |_|_|_|-|_|_|-|_|_|_|_|
                       JOINT OWNERS:     First Name       Middle Initial      Last Name              Social Security Number
                       Unless otherwise indicated, each account with multiple owners is deemed to be held in joint tenancy with right of survivorship except where this form of ownership is not recognized under applicable law.

                                                                                                    (Only one person allowed by law)
[_]  GIFT/TRANSFER     ------------------------------------------------------------------
     TO MINOR          Custodian's:      First Name       Middle Initial      Last Name

                       as Custodian for:
                       ------------------------------------------------------------------            |_|_|_|-|_|_|-|_|_|_|_|
                       Minor's:          First Name       Middle Initial      Last Name              Minor's Social Security Number

                       Under the                                              Uniform Gifts/Transfers to Minors Act
                                 ---------------------------------------------
                                 State Where Minor, Donor or Custodian Resides

[_]  TRUST             ------------------------------------------------------------------            ------------------------------
                       Name of Trust Agreement                                                       Tax Identification Number

                       ------------------------------------------------------------------            ------------------------------
                       Trustee(s)                                                                    Date of Trust Agreement


[_]  CORPORATION OR    ------------------------------------------------------------------            -------------------------------
     OTHER ENTITY      Name of Corporation or Other Entity                                           Tax Identification Number
                       TYPE:      [_] Corporation  [_] Partnership  [_] Other: (please specify)  __________________

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2 MAILING ADDRESS
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ADDRESS:
                       ------------------------------------------------------------------            -------------------------------
                       Street                                                                        Business Telephone

CITIZENSHIP:           ------------------------------------------------------------------            -------------------------------
                                                City                State                Zip         Home Telephone
                      [_] United States    [_] Resident Alien   [_] Non-Resident Alien - Country:
                                                                                                     -------------------------------


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3 INITIAL INVESTMENT
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INVESTMENT:   Please indicate your choice of Fund(s) and the amount of initial investment:     Minimum Initial Investment:
                                                                                               $5,000,000

[_]  CALAMOS Convertible Fund(R)        I shares $_________   [_]  CALAMOS Strategic Income Fund(R)     A shares  $_________________

[_]  CALAMOS Growth and Income Fund(R)  I shares $_________   [_]  CALAMOS Growth Fund(R)               A shares  $_________________

[_]  CALAMOS Global Growth and Income Fund(R) I shares $_____ [_]  Cash Account Trust (CAT):                    ______________
                                                                   Money Market Portfolio*                    $ ______________
                                                                   Government Securities Portfolio*           $ ______________
                                                                   Tax-Exempt Portfolio*                      $
                                                                  *CAT minimum initial investment: $1000 Subsequent investment: $100

PURCHASE BY:              1.  Check for $___________________________________made payable to "CALAMOS Funds"
                      OR  2.  Wire/Journal $______________on__________________from__________________________________________________
                                                                   Date                             Name of Bank

WIRE INSTRUCTIONS:        Call 1-800-823-7386 for wire instructions.

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4  DIVIDEND AND CAPITAL GAINS
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DISTRIBUTIONS:        All distributions will be reinvested in additional shares unless the appropriate box(es) is completed below.
                      [_] Please mail a check in the amount of each dividend.
                      [_] Please mail a check in the amount of each capital gain distribution.
                      Backup Withholding Exemption: The following trusts and organizations are exempt from backup withholding:
                      corporations, financial institutions, 501(a) exempt organizations or an IRA, U.S. or foreign governments or agencies, state or political subdivisions, international organizations, U.S. registered securities or commodities dealers, real estate investment trusts, entities registered under the Investment Company Act of
                      1940, common trust fund (operated by a bank), and exempt charitable remainder trusts or non-exempt 4947(a)(1)
                      trusts. Individuals, joint tenants and minors are not exempt; however, they are not necessarily required to elect backup withholding.
                      [_] If you are exempt, check this box.

5  SIGNATURE AND CERTIFICATION

NOTES:                Signature and Certification must be signed exactly as name(s) appear under Account Registration. If your account is the account of an individual, the individual should sign; if joint owners, all should sign; if a custodian for a minor, the custodian should sign; if a corporation or other organization, an officer should sign (indicating corporate office or title); if a trust or other fiduciary, the trustee or fiduciaries should sign (including capacity).

CERTIFICATION:        I affirm that I have received a current prospectus of the Fund applied for and I agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund and to establish and use any related Privileges. I certify, under penalties of perjury, that (a) all information and certifications on the application are true and correct, including the Social Security or other tax identification number under Account Registration or, if none is shown, I certify that I have not been issued a number but have applied for one and (b) I am not subject to backup withholding as a result of a failure to report all interest or dividend income to the IRS. (Note: you must draw a line through clause (b) of the preceding sentence if the IRS has notified you that you are subject to backup withholding due to your failure to report such income.) I agree that the Fund and its transfer agent may redeem shares and retain the proceeds from any of my account(s) with the Fund up to a total of (a) any IRS penalties attributable to my failure to provide either the Fund or its transfer agent with correct and complete information requested by them and (b)
                      any tax not withheld from distributions to me which should have been withheld by them.

SIGNATURE(S):         _______________________________________________________________      ________________________________________
                      Individual Owner                                                     Date

                      _______________________________________________________________      ________________________________________
                      Joint Owner                                                          Date

                      _______________________________________________________________      ________________________________________
                      Custodian                                                            Date

                      _______________________________________________________________      ________________________________________
                      Officer, Trustee, etc.                                               Date

                      _______________________________________________________________
                      Title of Officer, Trustee, etc.
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